                                     LEASE


                                    Between




                ROGER F. MAIROSE AND WENDY W. MAIROSE, TRUSTEES
                -----------------------------------------------

                                      and


                              EIP MICROWAVE, INC.
                              -------------------
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                                       LEASE

     This Lease is made this 6th day of AUGUST 1998, between ROGER F. AND WENDY W. MAIROSE. TRUSTEES ("LANDLORD"), AND EIP MICROWAVE, INC. ("TENANT"), who agree as follows:

1. RECITALS: This Lease is made with reference to the following facts and objectives:
          A. LANDLORD is the Owner of the Premises commonly known as 109 Bonaventura Dr., San Jose, California which consist generally of a multi-tenant building.
          B. TENANT is willing to lease the Premises from LANDLORD pursuant to the provisions stated in this Lease.
          C. TENANT wishes to lease the Premises for purposes of operating assembly, testing, distribution of electronic equipment and research and development.
          D. TENANT has examined the Premises and is fully informed of their condition.
2. PREMISES: LANDLORD leases to TENANT and TENANT leases from LANDLORD the real property located in the City of SAN JOSE, County of SANTA CLARA, State of California, described as 109 Bonaventura Dr., San Jose, California ("Premises").
3. TERM: The term shall commence October 1, 1998, and shall expire September 30, 2001.
4. DELIVERY OF POSSESSION: If LANDLORD is unable to deliver possession of the Premises by the date specified for the commencement of the term, LANDLORD shall not be liable for any damage caused for failing to deliver possession, and this Lease shall not be void or voidable. TENANT shall not be liable for Rent until LANDLORD delivers possession of the Premises to TENANT, but the term shall not be extended by the delay. If LANDLORD does not deliver possession of the Premises to TENANT within twelve (12) months of the date of execution of this Lease, either LANDLORD or TENANT can elect to terminate this Lease by giving notice to the other at any time before the date LANDLORD delivers possession of the Premises to TENANT.
5. ACCEPTANCE OF PREMISES: TENANT'S taking possession of the Premises on commencement of the term shall constitute TENANT'S acknowledgment that the Premises are in good condition.
6.   RENT:
     A. BASE RENT: TENANT shall pay to LANDLORD as monthly Rent ("Base Rent"), without deduction, setoff, prior notice, or demand, the sum of PER SCHEDULE A Dollars ($______), per month in advance of the first (1st) day of each month, commencing on the date the term commences, and continuing during the term. Monthly Rent for the first month or portion of it shall be paid on the day the term commences. Monthly Rent for any partial month shall be prorated at the rate of one-thirtieth (1/30th) of the monthly Rent per day. Monthly Rent shall be adjusted according to the schedule attached hereto as Schedule A. Base Rent and all other sums payable to LANDLORD hereunder shall be herein referred to as Rent.
     All Rent shall he paid to LANDLORD at the address to which notices to LANDLORD are given.
     B. LATE CHARGES: LANDLORD hereby acknowledges that late payment by TENANT of Rent will cause LANDLORD to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges, which may be imposed upon LANDLORD by any Lender. Accordingly, if any Rent shall not be received by LANDLORD on or before the date such amount shall be due, then, without any requirement for notice to TENANT, TENANT shall pay to LANDLORD a late charge equal to six percent (6%) of each such overdue amount. If payment is not made within five (5) days after the payment is due, the amount of the late charge shall increase to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs LANDLORD will incur by reason of such late payment. Acceptance of such late charge by LANDLORD shall in no event constitute a waiver of TENANT'S Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge becomes payable hereunder, whether or not collected, for three (3) installments of Base Rent at any time during the term, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at LANDLORD'S option, become due and payable quarterly in advance.
7.   COMMON AREAS - OPERATING COSTS:
     TENANT shall pay to LANDLORD at the times set forth in this paragraph TENANT'S Share (as defined in Paragraph 16) of LANDLORD's operating costs for the building and outside areas in which the Premises are located; in monthly installments payable with the Base Rent, as established by LANDLORD in accordance with Paragraph 16 hereof.
     LANDLORD'S operating costs include, without limitation, all costs of any kind paid or incurred by LANDLORD in operating, cleaning, equipping, protecting, lighting, repairing. replacing and maintaining the areas of the building not leased or available for lease to tenants, common areas, landscaping, parking areas and walkways. The costs shall include, without limitation. utilities, supplies, janitorial services, employees' wages, social security and unemployment insurance contributions, union benefits, rubbish removal, maintenance and replacement of landscaping. and premiums for commercial general liability insurance and all risk property insurance. These costs shall include a reasonable reserve for repair and replacement of equipment used in the maintenance and operation of the building and all costs except those properly charged as a capital expense and depreciation of the original cost of construction. TENANT'S Share, of such expense, shall be considered to he a TENANT cost for purposes of Paragraph 16 hereof.
     LANDLORD shall keep full, accurate, and separate books of account covering LANDLORD'S operating costs, and the statement to TENANT shall accurately reflect the total operating costs and TENANT'S share. The books of account shall be retained by LANDLORD for a period of at least ten (10) months after the expiration of each calendar year. TENANT shall have the right at all reasonable times during the term to inspect the books of account.
8. SECURITY DEPOSIT: On execution of this Lease, TENANT shall deposit with LANDLORD FOURTEEN THOUSAND FIVE HUNDRED FIFTY-THREE Dollars ($14,553.00) as a security deposit for the performance by TENANT of the provisions of this Lease. If TENANT is in default, LANDLORD can use the security deposit, or any portion of it, to cure the default or to compensate LANDLORD for all damage sustained by LANDLORD resulting from TENANT'S default. TENANT shall immediately on demand pay to LANDLORD a sum equal to the portion of the security deposit expended or applied by LANDLORD as provided in this paragraph so as to maintain the security deposit in the sum initially deposited with LANDLORD. If TENANT is not in default at the expiration or termination of this Lease, LANDLORD shall return the security deposit to TENANT. LANDLORD'S obligation with respect to the security deposit are those of a debtor and not a trustee. LANDLORD can maintain the security deposit separate and apart from LANDLORD'S general funds or can commingle the security deposit with LANDLORD'S general and other funds. LANDLORD shall not be required to pay TENANT interest on the security deposit.
9.   TAXES; ASSESSMENTS:
     A. PERSONAL PROPERTY TAXES: TENANT shall pay before delinquency all taxes, assessments, license fees, and other charges ("taxes") that are levied and assessed against TENANT'S personal property installed or located in or on the Premises, and that become payable during the term. On demand by LANDLORD, TENANT shall furnish LANDLORD with satisfactory evidence of these payments.
     B. REAL PROPERTY TAXES: TENANT shall pay to LANDLORD Tenant's Share of the amount, if any. by which Real Property Taxes applicable to the Premises for any fiscal tax year increase over the Real Property Taxes for The fiscal tax year during which the term commences. As used herein, the term "Real Property Taxes" shall include any form of assessment, real estate, general, special, ordinary or extraordinary or rental levy or tax (other than inheritance, personal income or estate taxes), improvement bond and/or license fee imposed upon or levied against any legal or equitable interest of LANDLORD in the Premises, LANDLORD'S right to other income therefrom and/or LANDLORD'S business of leasing, by any authority having the direct or indirect power to tax. Real Property Taxes shall also include any charge or increase imposed by reason of events occurring during the term of this Lease, including, but not limited to, a change in ownership of the Premises.
     TENANT'S said share of such real property taxes shall be considered to be a TENANT cost for purposes of Paragraph 16 hereof.
     If any general or special assessment is levied and assessed against the building, other improvements, or land of which the Premises are a part, LANDLORD can elect to either pay the assessment in full or allow the assessment to go to bond. If LANDLORD pays the assessment in full, TENANT shall pay to LANDLORD each time a payment of real property taxes is made a sum equal to that which would have been payable (as both principal and interest) had LANDLORD allowed the assessment to go to bond.
10. USE: TENANT shall use the Premises for assembly, testing, distributing of electronic equipment and research and development, and for no other use without LANDLORD'S prior written consent.
     A. LIMITATIONS ON USE: TENANT'S use of the Premises as provided in this Lease shall be in accordance with the following:
          (1)  CANCELLATION OF INSURANCE:  INCREASE IN INSURANCE RATES:
TENANT shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the building in which the Premises are located.
     If the rate of any insurance carried by LANDLORD is increased as a result of TENANT'S use, TENANT shall pay to LANDLORD within ten (10) days before the date LANDLORD is obligated to pay a premium on the insurance, or within ten (10) days after LANDLORD delivers to TENANT a certified statement from LANDLORD'S insurance carrier stating that the rate increase was caused solely by an activity of TENANT on the Premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium.
          (2) COMPLIANCE WITH LAWS: TENANT shall comply with all laws, covenants or restrictions of record, building codes, regulations and ordinances (collectively "laws") concerning the Premises or TENANT'S use of the Premises, including, without limitation, the obligation at TENANT'S cost to alter, maintain, or restore the Premises in compliance and conformity with all laws relating to the condition, use, or occupancy of the Premises during the term. If any law is changed after the commencement date of this Lease so as to require during the term the construction of an addition and/or an alteration of the building, or the reinforcement or other physical modification of the Building ("Capital Expenditure"), LANDLORD and TENANT shall allocate the cost of such work as follows:
                (a) Subject to subparagraph (c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Tenant as compared with uses by tenants in general, TENANT shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, TENANT may instead terminate this Lease unless LANDLORD notifies TENANT, in writing, within ten
(10).days after receipt of TENANT'S termination notice that LANDLORD has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If TENANT elects termination, TENANT shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to LANDLORD written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that TENANT could legally utilize the Premises without commencing such Capital Expenditure.
                (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by TENANT (such as, governmentally mandated seismic modifications), then Landlord shall pay the cost thereof and such cost shall be prorated between the parties and TENANT shall only be obligated to pay each month during the remainder of the term on the date on which Base Rent is due an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one (1) and the denominator of which is the useful life as reasonably determined by LANDLORD (including interest at the rate often percent (10%) per annum, with TENANT reserving the right to prepay the obligation at any time); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if LANDLORD reasonably determines that it is not economically feasible to pay its share thereof, LANDLORD shall have the option to terminate this Lease upon ninety (90) days prior written notice to TENANT unless TENANT notifies LANDLORD, in writing, within ten (10) days after receipt of LANDLORD'S termination notice that TENANT will pay for such Capital Expenditure. If LANDLORD does not elect to terminate, and fails to tender its share of any such Capital Expenditure, TENANT may advance such funds and deduct same, with interest, from Rent until LANDLORD'S share of such costs have been fully paid. If TENANT is unable to finance TENANT'S share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse TENANT on an offset basis, TENANT shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.
                (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by TENANT as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, TENANT shall be fully responsible for the cost thereof, and TENANT shall not have any right to terminate this Lease.
       (3) WASTE; NUISANCE: TENANT shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (including, without limitation, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises) to owners or occupants of adjacent properties.
      TENANT shall not use the Premises for sleeping, washing clothes, cooking, or the preparation, manufacture or mixing of anything that might emit any odor or objectionable noises or lights onto adjacent properties.
           (4) OVERLOADING: TENANT shall not do anything on the Premises that will overload, cause damage to, vibrate or shake the building in which the Premises are located.
11.  MAINTENANCE:
     A. TENANT'S MAINTENANCE: Subject to the provisions of paragraphs 10.A(2) (Compliance With Laws), 11.C Landlord's Maintenance), 17
(Destruction) and 18 (Condemnation), TENANT at its cost shall maintain, in good condition, all portions of the Premises (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to TENANT, and whether or not the need for such repairs occurs as a result of TENANT'S use, or any prior use, the elements or the age of the Premises). TENANT shall also be responsible for keeping the roof and roof drainage clean and free of debris. TENANT'S obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.
     B. SERVICE CONTRACTS: TENANT shall, at TENANT'S sole expense, procure and maintain contracts, with copies to LANDLORD, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements: (i) HVAC equipment;
(ii) fire extinguishing systems, including fire alarm and/or smoke detection; and (iii) any other equipment as reasonably required by LANDLORD.
     C. LANDLORD'S MAINTENANCE: LANDLORD, at its cost, shall maintain, in good condition, the surface and structural elements of the roof, foundations and bearing wall. Except as herein provided, LANDLORD shall have no obligation to maintain the Premises.
     TENANT shall be liable for any damage to the building in which the Premises are located resulting from the acts or omissions of TENANT or its authorized representatives.
12. ALTERATIONS: TENANT shall not make any alterations to the Premises without LANDLORD'S consent. All work with respect to allowed alterations shall be performed by MAI Industries, Inc., or such other contractor as may be designated by LANDLORD. With respect to allowed alterations. TENANT shall:
(i) prior to commencing work, acquire all applicable governmental permits, copies of which, together with the plans therefor, shall be furnished
LANDLORD prior to commencing work; (ii) comply with all conditions of said permits and perform all work in a good and workmanlike manner with good and sufficient materials; (iii) upon completion, provide LANDLORD "as-built" plans and specifications; and (iv) for work not performed by MAI Industries, Inc., which costs an amount greater than Ten Thousand Dollars ($10,000.00), provide a lien and completion bond in an amount equal to one hundred fifty percent (150%) of the estimated cost of the work. Any alterations made shall remain and be surrendered with the Premises on expiration or termination of the term, except that LANDLORD can elect within thirty (30) days before expiration of the term, or within thirty (30) days after termination of the term, to require TENANT to remove any alterations that TENANT has made to the Premises. If LANDLORD so elects, TENANT at its cost shall restore the Premises to the condition designated by LANDLORD in its election, before the last day of the term, or within thirty (30) days after notice of election is given, whichever is later.
     If TENANT makes any alterations to the Premises as provided in this paragraph, the alterations shall not be commenced until twenty (20) days after the LANDLORD has received notice from TENANT stating the date the installation of the alterations is to commence so that LANDLORD can post and record an appropriate Notice of Nonresponsibility.
13. MECHANICS' LIENS: TENANT shall pay all costs for construction done by it or caused to be done by it on the Premises as permitted by this Lease. TENANT shall keep the building, other improvements, and land of which the Premises are a part free and clear of all mechanic's liens resulting from construction done by or for TENANT.
     TENANT shall have the right to contest the correctness or the validity of any such lien if, immediately on demand by LANDLORD, TENANT procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half (1 - 1/2) times the amount of the claim of lien. The bond shall meet the requirements of Civil Code Section 3143 and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action).
14.  UTILITIES AND SERVICES:
     A. TENANT'S UTILITIES AND SERVICES: TENANT shall make all arrangements for and pay for all utilities, telecommunication services, and all other services furnished to or used by TENANT or by the Premises, including, without limitation, gas, electricity, water, telecommunication service and trash collections. TENANT shall also pay for any and all connection charges and other maintenance and repair of any cabling or other systems required to supply such utility service to the Premises. TENANT shall have reasonable access to any wiring or cabling within the Premises. If the wiring or cabling is in a portion of the building in which the Premises is a part, but is not accessible from the Premises, TENANT shall notify LANDLORD of the requirement of any such repairs so that reasonable arrangements can be made for TENANT to effect any such needed repairs. TENANT agrees that LANDLORD shall have no responsibility whatsoever for providing any utility service or providing utility service lines, wiring or cable maintenance, repair or replacement and that the responsibility for all utilities and all. utility service lines, wiring or cabling shall be with TENANT. TENANT agrees to indemnify and hold LANDLORD free and harmless from and against any and all claims, liabilities or damages resulting to TENANT from the failure or interruption of use of any utility services, or otherwise resulting to any person or to any property as a result of TENANT'S repair, maintenance or replacement, or failure thereof, of any utility system required to be maintained hereunder.
15.  INDEMNITY AND EXCULPATION:  INSURANCE:
     A. EXCULPATION OF LANDLORD: LANDLORD shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of TENANT, TENANT'S

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employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. LANDLORD shall not be liable for any damages arising from any act or neglect of any other tenant of LANDLORD. Notwithstanding LANDLORD'S negligence or breach of this Lease, LANDLORD shall under no circumstances be liable for injury to TENANT'S business or for any loss of income or profit therefrom.
      B. INDEMNITY: TENANT shall indemnify, protect, defend and hold harmless the Premises, LANDLORD and its agents, partners and lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with the use and/or occupancy of the Premises by TENANT. If any action or proceeding is brought against LANDLORD by reason of any of the foregoing matters, TENANT shall upon notice defend the same at TENANT'S expense by counsel reasonably satisfactory to LANDLORD and LANDLORD shall cooperate with TENANT in such defense. LANDLORD need not have first paid any such claim in order to be defended or indemnified.
     C.   PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE:
          (1) CARRIED BY TENANT: TENANT shall obtain and keep in force a Commercial General Liability Policy of Insurance, ISO form CGO001, or its equivalent, protecting TENANT and LANDLORD against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than Two Million Dollars ($2,000,000.00) per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT", ISO form CG2011, or its equivalent, and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT", ISO form CG0041, or its equivalent, for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of TENANT'S indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of TENANT nor relieve TENANT of any obligation hereunder. All insurance carried by TENANT shall be primary to and not contributory with any similar insurance carried by LANDLORD, whose insurance shall be considered excess insurance only.
           (2) CARRIED BY LANDLORD: LANDLORD shall maintain liability insurance as described in Paragraph 15.C.(1), in addition to, and not in lieu of, the insurance required to be maintained by TENANT. TENANT shall not be named as an additional insured therein.
     D. TENANT'S FIRE INSURANCE: TENANT at its cost shall maintain on all its personal property, TENANT'S improvements, and alterations, in, on, or about the Premises, a property insurance on an all-risk policy form, with vandalism and malicious mischief endorsements, to the extent of at least one hundred percent (100%) of their full replacement value. The proceeds from any such policy shall be used by TENANT for the replacement of personal property or the restoration of TENANT'S improvements or alterations.
     E. PLATE GLASS INSURANCE: TENANT at its cost shall maintain full coverage plate glass insurance on the Premises.
     F. BOILER AND MACHINERY INSURANCE: TENANT at its cost shall maintain boiler and machinery insurance on all boilers, air-conditioning equipment, and other pressure vessels and systems located in, on or about the Premises. If any of these items and the damage that may be caused by them are not covered by the standard fire and extended coverage insurance referred to in this Paragraph, the boiler and machinery insurance shall have limits of not less than Five Hundred Thousand Dollars ($500,000.00) per occurrence.
     The insurance policy shall be issued in the names of LANDLORD, TENANT, and LANDLORD'S lender, as their interests appear. The insurance policy shall provide that any proceeds shall be made payable to LANDLORD as provided in this Paragraph.
     In case this Lease is terminated, the insurance policy, all rights under it, and the insurance proceeds shall be assigned to LANDLORD at LANDLORD'S election.
     G. FIRE INSURANCE: LANDLORD, as a TENANT cost, shall maintain on the building and other improvements in which the Premises are located the following policy or policies:
           (1) fire and extended coverage insurance, with vandalism and malicious mischief endorsements, and such other endorsements as LANDLORD deems appropriate. The amount of such insurance shall be equal to the lull replacement cost of the Premises, as the same shall exist from time to time, or the amount required by lenders. TENANT'S alteration, trade fixtures and personal property shall be insured by TENANT under Paragraph 15.D and not by LANDLORD. Such policy or policies shall insure against all risks of direct physical loss or damage (including the perils of flood and/or earthquake if required by a lender and/or generally maintained by owners of similar buildings in the vicinity of the Premises), including coverage for debris removal and the enforcement of any laws requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. The policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance claim, waiver of subrogation and inflation guard protection.
           (2) loss of Rent coverage insuring the loss of full Rent (including TENANT costs) for one (1) year.
     H. WAIVER OF SUBROGATION: The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the Premises and the building and other improvements in which the Premises are located and to the fixtures, personal property, TENANT'S improvements, and alterations of either LANDLORD or TENANT in or on the Premises and the building and other improvements in which the Premises are located that are caused by or result from risks insured against, under any insurance policies carried by the parties and in force at the time of any such damage.
      Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of thirty (30) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.
      I. OTHER INSURANCE MATTERS: All the insurance required under this Lease shall:
           (1) Be issued by insurance companies authorized to do business in the State of California, with a financial rating of at least an A-VII status as rated in the most recent edition of Best's Insurance Reports.
           (2)  Be issued as a primary policy.
           (3) Contain an endorsement requiring thirty (30) days written notice from the insurance company to both parties and LANDLORD'S lender for or reduction of coverage, ten (10) days notice for cancellation for non-payment of premium.
      Each policy, or a certificate of the policy, together with evidence of payment of premiums, shall be deposited with the other party at the commencement of the term, and on renewal of the policy not less than ten (10) days before expiration of the term of the policy.
16. TENANT'S SHARE OF TENANT COSTS: TENANT shall pay to LANDLORD an amount estimated by LANDLORD to be TENANT'S Share of TENANT costs (as defined herein), for the calendar year or other accounting period used by LANDLORD, on the first day of each month, commencing on the date the term commences, or on the first day of the month following the month the term commences if the term commences on a day other than the first day of a month, as the case may be, and continuing during the term. TENANT'S Share (TENANT's Share) of TENANT costs shall be the ratio of the total TENANT costs (as defined herein) that the total number of square feet in the Premises bears to the total number of leasable square feet in the building or buildings located on the land of which the Premises are a part. TENANT costs that cover a period which is in any part not within the term of this Lease shall be prorated. TENANT costs are those items designated as a TENANT cost herein.
     LANDLORD shall furnish to TENANT a statement showing the total actual TENANT costs, TENANT'S Share of TENANT costs for the accounting period, and the payments made by TENANT with respect to each accounting period within ninety (90) days after the end of each accounting period, covering the accounting period just ended. Each statement shall be prepared, signed and certified to be correct by LANDLORD, or by an officer of LANDLORD if LANDLORD is a corporation.
     If TENANT'S Share of actual TENANT costs for the accounting period exceeds the payments made by TENANT, TENANT shall pay LANDLORD the deficiency within thirty (30) days after receipt of the statement. If TENANT'S payments made during the accounting period exceed TENANT'S Share of actual TENANT costs, LANDLORD shall credit the excess to the next installment of TENANT's costs.

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17.  DESTRUCTION:
     A. DESTRUCTION DUE TO RISK COVERED BY INSURANCE: If, during the term, the Premises or the building and other improvements in which the Premises are located are totally or partially destroyed from a risk covered by the insurance described in Paragraph 15, above, rendering the Premises totally or partially inaccessible or unusable, LANDLORD shall restore the Premises or the building and other improvements in which the Premises are located to substantially the same condition as they were in immediately before destruction, excepting LANDLORD shall have no obligation to restore TENANT'S alterations additions or improvements. Such destruction shall not terminate this Lease. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.
     If the cost of the restoration of the building exceeds the amount of proceeds received from the insurance required under Paragraph 15, above, LANDLORD can elect to terminate this Lease by giving notice to TENANT within thirty (30) days after determining that the restoration cost will exceed the insurance proceeds. In the case of destruction to the Premises only, whereby the cost of the restoration of the Premises exceeds the amount of proceeds received from the insurance required under Paragraph 15, above, and if LANDLORD elects to terminate this Lease TENANT, within fifteen (15) days after receiving LANDLORD'S notice to terminate, can elect to pay to LANDLORD, at the time TENANT notified LANDLORD of its election, the difference between the amount of insurance proceeds and the cost of restoration, in which case LANDLORD shall restore the Premises, and TENANT shall diligently restore its improvements, alterations and additions. LANDLORD shall give TENANT satisfactory evidence that all sums contributed by TENANT as provided in this paragraph have been expended by LANDLORD in paying the cost of restoration.
     If LANDLORD elects to terminate this Lease and TENANT does not elect to contribute toward the cost of restoration as provided in this paragraph, this Lease shall terminate.
     B. DESTRUCTION DUE TO RISK NOT COVERED BY INSURANCE: If, during the term, the Premises or the building and other improvements in which the Premises are located are totally or partially destroyed from a risk not covered by the insurance described in Paragraph 15, rendering the Premises totally or partially inaccessible or unusable, LANDLORD shall restore the Premises or the building and other improvements in which the Premises are located to substantially the same condition as they were in immediately before destruction, excepting for TENANT'S improvements, alterations and additions. Such destruction shall not terminate this Lease. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.
     If the cost of restoration exceeds five percent (5%) of the then replacement value of the Premises or the building and other improvements in which the Premises are located that are destroyed, LANDLORD can elect to terminate this Lease by giving notice to TENANT within thirty (30) days after determining the restoration cost and replacement value.
     In case of destruction to the improvements only, if LANDLORD elects to terminate this Lease TENANT, within fifteen (15) days after receiving LANDLORD'S notice to terminate, can elect to pay to LANDLORD, at the time TENANT notifies LANDLORD of its election, the difference between five percent (5%) of the then replacement value of the Premises and the actual cost of restoration, in which case LANDLORD shall restore die Premises. LANDLORD shall give TENANT satisfactory evidence that all sums contributed by TENANT as provided in this paragraph have been expended by LANDLORD in paying the cost of restoration.
     If LANDLORD elects to terminate this Lease and TENANT does not elect to perform the restoration or contribute toward the cost of restoration as provided in this paragraph, this Lease shall terminate.
     C. ABATEMENT OR REDUCTION OF RENT: In case of destruction there shall be no abatement or reduction of Rent.
     D. LOSS DURING LAST PART OF TERM: If destruction to the Premises occurs during the last year of the term, LANDLORD can terminate this Lease by giving notice to TENANT, not more than ninety (90) days after the destruction.
     E. WAIVER OF CIVIL CODE SECTIONS: TENANT waives the provisions of Civil Code Section 1932(2) and Civil Code Section 1933(4) with respect to any destruction of the Premises.
18.  CONDEMNATION:
     A.   DEFINITIONS:
          (1) "Condemnation" means: (a) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor; and (b) a voluntary sale or transfer by LANDLORD to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.
          (2) "Date of taking" means the date the condemnor has the right to possession of the property being condemned.
          (3) "Award" means all compensation, sums, or anything of value awarded, paid or received on a total or partial condemnation.

          (4) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of condemnation.
     If, during the term or period of time between the execution of this Lease and the date the term commences, there is any taking of all or any part of the building, other improvements, or land of which the Premises are a part or any interest in this Lease by condemnation, the rights and obligations of the parties shall be determined pursuant to this Paragraph 18.
     B. TOTAL TAKING: If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking.
     C. PARTIAL TAKING: If any portion of the Premises is taken by condemnation this Lease shall remain in effect, except that TENANT can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for TENANT'S continued use of the Premises. If TENANT elects to terminate this Lease, TENANT must exercise its right to terminate pursuant to this paragraph by giving notice to LANDLORD within twenty (20) days after the nature and the extent of the taking have been finally determined. If TENANT elects to terminate this Lease as provided in this paragraph, TENANT also shall notify LANDLORD of the date of termination, which date shall not be earlier than (30) days nor later than sixty (60) days after TENANT has notified LANDLORD of its election to terminate; except that this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by TENANT. If TENANT does not terminate this Lease within the twenty (20) day period, this Lease shall continue in full force and effect, except that minimum monthly Rent shall be reduced pursuant to paragraph 18(D).
     D. EFFECT ON RENT: If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the minimum monthly Rent shall be reduced by an amount that is in the same ratio to minimum monthly Rent as the value of the area or the portion of the Premises taken bears to the total value of the Premises immediately before the date of taking.
     E. AWARD-DISTRIBUTION: The award shall belong to and be paid to LANDLORD, except that TENANT shall receive from the award a sum attributable to TENANT'S improvements or alterations made to the Premises by TENANT in accordance with this Lease, which TENANT'S improvements or alterations TENANT has the right to remove from the Premises pursuant to the provisions of this Lease but elects not to remove.
     TENANT shall have the right to independently pursue a TENANT award.
19.  ASSIGNMENT:
     A.   VOLUNTARY ASSIGNMENT SUBLETTING AND ENCUMBERING:
          (1) TENANT shall not voluntarily or by operation of law (1) mortgage, pledge, hypothecate or encumber this Lease or any interest herein,
(2) assign or transfer this Lease or any interest herein, sublet the premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof; without first obtaining the written consent of LANDLORD, which consent shall not be withheld unreasonably. When TENANT requests LANDLORD'S consent to such assignment or subletting, it shall notify LANDLORD in writing of the name and address of the proposed assignee or subtenant and shall provide current financial statements for the proposed assignee or subtenant prepared in accordance with generally accepted accounting principles. TENANT shall also provide LANDLORD with a copy of the proposed sublet or assignment agreement, including all material terms and conditions thereof. LANDLORD shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, to (1) cancel this Lease as of the commencement date stated in the proposed sublease or assignment, (2) acquire from Tenant the interest, or any portion thereof, in this Lease and/or the Premises that TENANT proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement, (3) consent to the proposed assignment or sublease, or (4) refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld.
          (2) Without otherwise limiting the criteria upon which LANDLORD may withhold its consent, LANDLORD may take into account the reputation and credit worthiness of the proposed assignee or subtenant, the character of the business proposed to be conducted in the Premises or portion thereof sought to be subleased, and the potential impact of the proposed assignment or sublease on the economic value of the Premises. In any event, LANDLORD may withhold its consent to any assignment or sublease, if (1) the actual use proposed to be conducted in the Premises or portion thereof conflicts with the provisions of Paragraph 10, or (2) the proposed assignment or sublease requires alterations, improvements or additions to the Premises or portions thereof.
          (3) If LANDLORD approves an assignment or subletting as herein provided, TENANT shall pay to LANDLORD, as additional Rent, the difference, if any, between (I) the Base Rent plus TENANT's Share of TENANT's costs allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease, and (2) the Base

Rent and any additional Rent payable by the assignee or sublessee to TENANT, after deducting the costs incurred by TENANT in connection with any such assignment or sublease.
          (4) TENANT shall pay LANDLORD'S reasonable fees, not to exceed One Thousand Dollars ($1 .000.00) per transaction incurred in connection with LANDLORD'S review and processing of documents regarding any proposed assignment or sublease.
     If TENANT is a partnership, a withdrawal or change, voluntary, involuntary, or by operation of law, of any partner of the dissolution of the partnership, shall be deemed a voluntary assignment. If TENANT consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, from one person to the other shall be deemed a voluntary assignment. If TENANT is a corporation, any dissolution, merger, consolidation, or other reorganization of TENANT, or the sale or other transfer of a controlling percentage of the capital stock of TENANT, or the sale of forty-five percent (45%) of the value of the assets of TENANT, shall be deemed a voluntary assignment. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least forty-five percent (45%) of the total combined voting power of all classes of TENANT'S capital stock issued, outstanding, and entitled to vote for the election of directors. This paragraph shall not apply to corporations the stock of which is traded through an exchange or over the counter.
     B. INVOLUNTARY ASSIGNMENT: No interest of TENANT in this Lease shall be assignable by operation of law (including without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment:
          (1) If TENANT is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which TENANT is the bankrupt; or, if TENANT is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;
          (2)  If a writ of attachment or execution is levied on this Lease;
          (3) If in any proceeding or action to which TENANT is a party, a receiver is appointed with authority to take possession of the Premises.
     An involuntary assignment shall constitute a default by TENANT and LANDLORD shall have the right to elect to terminate this Lease in which case this Lease shall not be treated as an asset of TENANT.
     If a writ of attachment or execution is levied on this Lease, TENANT shall have thirty (30) days in which to cause the attachment or execution to be removed. If any involuntary proceeding in bankruptcy is brought against TENANT, or if a receiver is appointed, TENANT shall have sixty (60) days in which to have the involuntary proceeding dismissed or the receiver removed.
20.  DEFAULT:
     A. TENANT'S DEFAULT: The occurrence of any of the following shall constitute a default by TENANT:
          (1) Failure to pay Rent when due, if the failure continues for three (3) days after notice has been give to TENANT.
          (2) Abandonment and vacation of the Premises (failure to occupy and operate the Premises for ten (10) consecutive days shall be deemed an abandonment and vacation).
          (3) Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) days after notice has been given to TENANT. If the default cannot reasonably be cured within thirty (30) days, TENANT shall not be in default of this Lease if TENANT commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default.
No notice given pursuant to this paragraph shall be deemed forfeiture or a termination of this Lease unless LANDLORD so elects in the notice. The notice periods provided in this paragraph are intended to satisfy all notice requirements imposed by LANDLORD by law (including, without limitation, California Code of Civil Procedure Section 1161) and are to run concurrent with, and not in addition to, any such requirements.
     B. LANDLORD'S REMEDIES: LANDLORD shall have the following remedies if TENANT commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.
     LANDLORD can continue this Lease in full force and effect, and the Lease will continue in effect as long as LANDLORD does not terminate TENANT'S right to possession, and LANDLORD shall have the right to collect Rent when due. During the period TENANT is in default, LANDLORD can enter the Premises and relet them, or any part of them, to third parties for TENANT'S account. TENANT shall be liable immediately to LANDLORD for all costs LANDLORD incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. TENANT shall pay to LANDLORD the Rent due under this Lease on the dates the Rent is due, less the Rent LANDLORD receives from any reletting. No act by LANDLORD allowed by this paragraph shall terminate this Lease unless LANDLORD notifies TENANT that LANDLORD elects to terminate this Lease. After TENANT'S default and for as long as LANDLORD does not terminate TENANT'S right to possession of the Premises, if TENANT obtains LANDLORD'S consent TENANT shall have The right to assign or sublet its interest in this Lease, but TENANT shall not be released from liability. LANDLORD'S consent to a proposed assignment or subletting shall not be unreasonably withheld.
     LANDLORD can terminate TENANT'S right to possession of the Premises at any time. No act by LANDLORD other than giving notice to TENANT shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on LANDLORD'S initiative to protect LANDLORD'S interest under this Lease shall not constitute a termination of TENANT'S right to possession. On termination, LANDLORD has the right to recover from
TENANT:
          (1) The worth, at the time of the award of the unpaid Rent that had been earned at the time of termination of this Lease;
          (2) The worth, at the time of the award of the amount by which the unpaid Rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of Rent that TENANT proves could have been reasonably avoided;
          (3) The worth, at the time of the award of the amount of which the unpaid Rent for the balance of the term after the time of award exceeds the amount of the loss of Rent that TENANT proves could have been reasonably avoided; and
          (4) Any other amount, and court costs, necessary to compensate LANDLORD for all detriment proximately caused by TENANT'S default.
     "The worth, at the time of the award," as used in (1) and (2) of this paragraph, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth, at the time of the award," as referred to in (3) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).
     If TENANT is in default of this Lease LANDLORD shall have the right to have a receiver appointed to collect Rent and conduct TENANT'S business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by LANDLORD to terminate this Lease.
     LANDLORD, at any time after TENANT commits default, can cure the default at TENANT'S cost. If LANDLORD at anytime, by reason of TENANT'S default, pays any sum or does any act that requires the payment of any sum, the sum paid by LANDLORD shall be due immediately from TENANT to LANDLORD at the time the sum is paid, and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by LANDLORD until LANDLORD is reimbursed by TENANT. The sum, together with interest on it, shall be additional Rent.
     C.   LANDLORD'S DEFAULT:   LANDLORD shall not be deemed in breach of
this Lease unless LANDLORD fails within a reasonable time to perform an obligation to be performed by LANDLORD. For purposes of this paragraph, a reasonable time shall in no event be less than twenty (20) days after receipt by LANDLORD of written notice specifying wherein such obligation of LANDLORD has not been performed. Provided, however, that of the nature of LANDLORD's obligation is such that more than thirty (30) days are reasonably required for its performance, then LANDLORD shall not be in breach if performance is commenced within such thirty (30) day period and diligently prosecuted to completion.
     Rent not paid when due shall bear interest at the rate of ten percent (10%) per aunum from the date due until paid. Interest is payable in addition to the potential late charge provided for in Paragraph 6.B.
21. SIGNS; ADVERTISING: LANDLORD reserves the exclusive right to the roof, and to all exterior walls or parts of the Premises, and access thereto and the same are not covered by this Lease, and TENANT agrees that no signs, advertisements or notices whatsoever shall be inscribed, painted, affixed or displayed on, to or in any part of the outside or inside, or on the roof of the Premises, without written consent of LANDLORD. Any signs so placed on the Premises shall be so placed upon the understanding and agreement that TENANT will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by TENANT then LANDLORD may have same removed at TENANT'S cost.
     A. COMPLIANCE WITH LAWS: Any sign that TENANT has the right to place, construct, and maintain shall comply with all laws, and TENANT shall obtain any approval required by such laws. LANDLORD makes no representation with respect to TENANT'S ability to obtain such approval.

22. LANDLORD'S ENTRY ON PREMISES: LANDLORD and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes:
     (1) To determine whether the Premises are in good condition and whether TENANT is complying with its obligations under this lease;
     (2) To do any necessary maintenance and to make any restoration to the Premises or the building and other improvements in which the Premises are located that LANDLORD has the right or obligation to perform;
     (3) To serve, post, or keep posted any notices required or allowed under the provisions of this Lease;
     (4) To post "for sale" signs at any time during the term, to post "for Rent" or "for lease" signs during the last six (6) months of the term, or during any period while TENANT is in default;
     (5) To show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in an exchange, at any time during the term;
     (6) To shore the foundations, footings, and walls of the Premises or the building in which the Premises are located and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises or the building and other improvements in which the Premises are located if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or nearby street. LANDLORD'S right under this provision extends to the owner of the adjacent property on which excavation or construction is to take place and the adjacent property owner's authorized representatives.
     LANDLORD shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of LANDLORD'S entry on the Premises as provided in this Paragraph, except damage resulting from the acts or omissions of LANDLORD or its authorized representatives.
          TENANT shall not be entitled to an abatement or reduction of Rent if LANDLORD exercises any rights reserved in this Paragraph.
     LANDLORD shall conduct its activities on the Premises as allowed in this Paragraph in a manner that will cause the lease possible inconvenience, annoyance, or disturbance to TENANT.
23.  SUBORDINATION; ESTOPPEL:
     (A) SUBORDINATION: This Lease is and shall be subordinate to any encumbrance now of record or recorded after the date of this Lease affecting the building, other improvements, and land of which the Premises are a part.
     Such subordination is effective without any further act of TENANT.
TENANT shall from time to time on request from LANDLORD execute and deliver any documents or instruments that may be required by a lender to effectuate any subordination. If TENANT fails to execute and deliver any such documents or instruments, TENANT irrevocably constitutes and appoints LANDLORD as TENANT'S special attorney-in-fact to execute and deliver any such documents or instruments.
     B. RIGHT TO ESTOPPEL CERTIFICATES: Each party, within twenty (20) days after notice from the other party, shall execute and deliver to the other party, in recordable form, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate also shall state the amount of minimum monthly Rent, the dates to which the Rent has been paid in advance, and the amount of any security deposit or prepaid Rent.
     Failure to deliver the certificate within the twenty (20) days shall be conclusive upon the party failing to deliver the certificate for the benefit of the party requesting the certificate and any successor to the party requesting the certificate, that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate.
     If a party fails to deliver the certificate within the twenty (20) days, the party failing to deliver the certificate irrevocably constitutes and appoints the other party as its special attorney-in-fact to execute and deliver the certificate to any third party.
24. NOTICE: Any notice, demand, request, consent, approval, or communication that either party desires or is required to give to the other party or any other person shall be in writing and either serviced personally or sent by prepaid, first-class mail. Any notice, demand, request, consent, approval, or communication that either party desires or is required to give to the other party shall be addressed to the other party at the address set forth next to their respective signatures on this Lease. Either party may change its address by notifying the other party of the change of address. Notice shall be deemed communicated within forty-eight (48) hours from the time of mailing if mailed as provided in this Paragraph.
25. WAIVER: No delay or omission in the exercise of any right or remedy of LANDLORD on any default by TENANT shall impair such a right or remedy or be construed as a waiver. The receipt and acceptance by LANDLORD of delinquent Rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular Rent payment involved.
     No act or conduct of LANDLORD, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by TENANT before the expiration of the term. Only a notice from LANDLORD to TENANT shall constitute acceptance of the surrender of the Premises and accomplish a termination of the lease.
     LANDLORD'S consent to or approval or any act by TENANT requiring LANDLORD'S consent or approval shall not be deemed to waive or render unnecessary LANDLORD'S consent to or approval of any subsequent act by TENANT.
     Any waiver by LANDLORD of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.
26.  RECORDATION; OUITCLAIM DEED:
     A. RECORDATION: This Lease shall not be recorded, except that if either party requests the other party to do so, the parties shall execute a memorandum of lease in recordable form.
     B. QUITCLAIM DEED: TENANT shall execute and deliver to LANDLORD on the expiration or termination of this Lease, immediately upon LANDLORD'S request, a quitclaim deed to the Premises, in recordable form, designating LANDLORD as transferee.
27.  SALE OR TRANSFER OF PREMISES:
     A. EFFECT ON LEASE: If LANDLORD sells or transfers all or any portion of the building, other improvements, and land of which the Premises are a part LANDLORD, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease. If any security deposit or prepaid Rent has been paid by TENANT, LANDLORD can transfer the security deposit or prepaid Rent to LANDLORD'S successor and on such transfer LANDLORD shall be discharged from any further liability in reference to the security deposit or prepaid Rent.
28. ATTORNEYS' FEES: If either party becomes a party to any litigation concerning this Lease, the Premises, or the building or other improvements in which the Premises are located, by reason of any act or omission of the other party or its authorized representatives, and not by any act or omission of the party that becomes a party to that litigation or any act or omission of its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to that party for reasonable attorneys' fees and court costs incurred by it in the litigation.
     If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and costs of suit. In addition, LANDLORD shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not legal action is subsequently commenced in connection with such default or resulting breach.
29.   SURRENDER OF PREMISES:  HOLDING OVER:
     A. SURRENDER OF PREMISES: On expiration of the Lease term, TENANT shall surrender to LANDLORD the Premises and all TENANT'S improvements and alterations in good condition except for ordinary wear and tear occurring after the last necessary maintenance made by TENANT and destruction to the Premises, except for alterations that TENANT has the right to remove or is obligated to remove under the provisions of this Lease. TENANT shall remove all its personal property within the above stated time. TENANT shall perform all restoration made necessary by the removal of any alterations or TENANT'S personal property within the time periods stated in this Paragraph.
     LANDLORD can elect to retain or dispose of in any manner any alterations or TENANT'S personal property that TENANT does not remove from the Premises on expiration or termination of the term as allowed or required by this Lease by giving at least ten (10) days notice to TENANT. Title to any such alterations or TENANT'S personal property that LANDLORD elect to retain or dispose of on expiration of the ten (10) day period shall vest in LANDLORD. TENANT waives all claims against LANDLORD for any damage to TENANT resulting from LANDLORD'S retention or disposition of any such alterations or TENANT'S personal property. TENANT shall be liable to LANDLORD for LANDLORD'S costs for storing, removing, and disposing of any alterations or TENANT'S personal property.
     If TENANT fails to surrender the Premises to LANDLORD on expiration of the Lease term as required by this paragraph, TENANT shall hold LANDLORD harmless from all damages resulting from TENANT'S failure to surrender the Premises, including, without limitation, claims made by a succeeding tenant resulting from TENANT'S failure to surrender the Premises.
          B. HOLDING OVER: If TENANT, with LANDLORD'S consent, remains in possession of the Premises after expiration or termination of the term, or after the date in any notice given by LANDLORD to TENANT terminating this Lease, such possession by TENANT shall be deemed to be a month-to-month tenancy terminable on thirty (30) days notice given at any time by either party. All provisions of this Lease except those pertaining to term and option to extend (if any) shall apply to the month-to-month tenancy.
30.  MISCELLANEOUS PROVISIONS:
     A. TIME OF ESSENCE: Time is of the essence of each provision of this Lease.
     B. CONSENT OF PARTIES: Whenever consent or approval of either party is required, that party shall not unreasonably withhold such consent or approval.
     C. SUCCESSORS: This Lease shall be binding on and inure to the benefit of the parties and their successors.
     D. RENT PAYABLE IN U.S. MONEY: Rent and all other sums payable under this Lease must be paid in lawful money of the United States of America.
     E. CALIFORNIA LAW: This Lease shall be construed and interpreted in accordance with the laws of the State of California.
     F. INTEGRATED AGREEMENT; MODIFICATION: This Lease contains all the agreements of the parties and cannot be amended or modified except by a written agreement.
     G. PROVISIONS ARE COVENANTS AND CONDITIONS: All provisions, whether covenants or conditions, on the part of TENANT shall be deemed to be both covenants and conditions.
     H. CAPTIONS; TABLE OF CONTENTS: The captions and the table of contents of this Lease shall have no effect on its interpretation.
     I. SINGULAR AND PLURAL: When required by the context of this Lease, the singular shall include the plural.
     J. JOINT AND SEVERAL OBLIGATIONS: "Party" shall mean LANDLORD or TENANT; and if more than one person or entity is LANDLORD or TENANT, the obligations imposed on that party shall be joint and several.
     K. SEVERABILITY: The unenforceability, invalidity, or illegality of any provision shall not render the other provisions unenforceable, invalid, or illegal.
31. COST OF LIVING ADJUSTMENT: The monthly Rental shall be adjusted at the rate of N/A % percent per annum on each anniversary date of this Lease during the term of the Lease.
32. POLLUTION CONTROL: TENANT shall at TENANTS sole cost satisfy all applicable governmental agencies in handling neutralization and pollution control.
33. DAMAGE REPAIRS: TENANT shall be solely responsible and at its own cost and repair all damage to the Premises and shall make all reasonable efforts to prevent damage to the Premises and to any adjacent Premises and to any appurtenance due to any chemical process and to carry out repairs within a reasonable time in the event any damage is caused thereby. Adequate ventilation to be provided by TENANT at its cost to prevent damage due to corrosive atmosphere.
34. ADDENDA: The provisions of Addenda I - II - III are incorporated into this Lease.
     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date and year first above written, at _________________, California.

TENANT:                                      LANDLORD:

EIP Microwave, Inc.                          Roger F. Mairose, Trustee
                                             Wendy W. Mairose, Trustee


By: /s/ WILLIAM J. STANNERS, JR.             By: /s/ ROGER F. MAIROSE,
    ----------------------------                 ---------------------
                                                 /s/ WENDY W. MAIROSE
                                                 ---------------------
                                                   TRUSTEES
Address: 6950 S.W. Hampton Street, Ste. 200        Address: 105 Bonaventura Dr.
     Portland, OR 97223                            San Jose, CA 95134



35. EARLY POSSESSION: TENANT shall be allowed possession of the PREMISES September 1, 1998 rent and expense free. TENANT shall pay its utility expenses during this month of early occupancy.

                                   ADDENDUM II

1    HAZARDOUS SUBSTANCES.

     (1) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of LANDLORD to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. TENANT shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of LANDLORD and timely compliance (at TENANT's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, TENANT may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose LANDLORD to any liability therefor. In addition, LANDLORD may condition its consent to any Reportable Use upon receiving such additional assurances as LANDLORD reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

     (2) DUTY TO INFORM LANDLORD. If TENANT knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by LANDLORD, TENANT shall immediately give written notice of such fact to LANDLORD, and provide LANDLORD with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

     (3) TENANT REMEDIATION. TENANT shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at TENANT's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by TENANT, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for TENANT, or any third party.

     (4) TENANT INDEMNIFICATION. TENANT shall indemnity, defend and hold LANDLORD, its agents employees, lenders and ground LANDLORD, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for TENANT, or any third party (provided, however, that TENANT shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). TENANT's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by TENANT, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by LANDLORD and TENANT shall release TENANT from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by LANDLORD in writing at the time of such agreement.

     (e) LANDLORD TERMINATION OPTION. If a Hazardous Substance Condition occurs during the term of this Lease, unless TENANT is legally responsible therefor (in which case TENANT shall make the investigation and remediation thereof required by the Applicable

Requirements and this Lease shall continue in full force and effect, but subject to LANDLORD's rights under Paragraph 6.2(d), LANDLORD may, at LANDLORD's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at LANDLORD's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or One Hundred Thousand Dollars ($100,000.00), whichever is greater, give written notice to TENANT, within thirty (30) days after receipt by LANDLORD of knowledge of the occurrence of such Hazardous Substance Condition, of LANDLORD'S desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event LANDLORD elects to give a termination notice, TENANT may, within ten (10) days thereafter, give written notice to LANDLORD of TENANT's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or One Hundred Thousand Dollars ($100,000.00), whichever is greater. TENANT shall provide LANDLORD with said filings or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and LANDLORD shall proceed to make such remediation as soon as reasonably possible after the required filings are available. If TENANT does not give such notice and provide the required filings or assurance thereof within the time provided, this Lease shall terminate as of the date specified in LANDLORD's notice of termination.

     (f) TENANT'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, TENANT shall, at TENANT's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of LANDLORD's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. TENANT shall, within ten (10) days after receipt of LANDLORD's written request, provide LANDLORD with copies of all permits and other documents, and other information evidencing TENANT's compliance with any Applicable Requirements specified by LANDLORD, and shall immediately upon receipt, notify LANDLORD in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of TENANT or the Premises to comply with any Applicable Requirements.

     (g) INSPECTION; COMPLIANCE. LANDLORD and LANDLORD's Lender and consultants shall have the right to enter into Premises at any time, in the case of any emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by TENANT with this Lease. The cost of any such inspections shall be paid by LANDLORD, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, TENANT shall upon request reimburse LANDLORD for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

                                 ADDENDUM III

                              ADDENDUM TO LEASE

     The following additions, deletions and modifications are hereby incorporated into the attached Lease.

        2. Paragraph 2 is hereby modified by adding the following phrase in the second (2nd) line after the words, "State of California":

          "as indicated in the plan attached hereto as Addendum I and commonly"

        4. Paragraph 4 is hereby modified by deleting the phrase, "within twelve (12) months of" appearing in the fifth (5th) line, and adding the following in place of the deletion:
          "within sixty (60) days after"

     7.   Paragraph 7 is deleted in its entirety.

     9.   Paragraph 9 is deleted in its entirety.

     10. Paragraph 10.A(2) is hereby modified by deleting the parenthetical "(collectively "laws")" appearing in the second (2nd) line and inserting the following in place of the deletion:
               "(collectively, "Laws")"

     Paragraph 10.A(2)(a) is hereby modified be deleting the word, "immediately" appearing in the seventh (7th) line and adding the following in place of the deletion:

          "as soon as commercially practical"

     Paragraph 10.A(2)(b) is hereby deleted in its entirety, and the following is inserted in its place:

     "(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by TENANT (such as, governmentally mandated seismic modifications), then LANDLORD shall pay the cost thereof and such cost shall be prorated between the parties and TENANT shall only be obligated to pay each month during the remainder of the term of the date on which Base Rent is due an amount determined by (i) multiplying the required Capital Expenditure by a fraction, the numerator of which is one (1) and the denominator of which is the useful life (in months) of the improvement for which such Capital Expenditure was made, as reasonably determined by LANDLORD (including interest at the rate of ten percent (10%) per annum, and (ii) multiplying that result by a fraction the numerator of which is the number of leasable square feet in the Premises and the denominator of which is the number of leasable square feet in the Building. In lieu of monthly payments calculated as set forth in the preceeding sentence, TENANT shall have the right to pay a prorata portion of the cost of such Capital Expenditure, based on (i) the useful life of the improvement for which such Capital Expenditure was made, (ii) the remaining term of the Lease, and (iii) the leasable square footage of the Premises as it relates to the total leasable square footage of the Building. If such Capital Expenditure is required during the last twelve (12) months of the term of the Lease or if LANDLORD reasonably determines that it is not economically feasible to pay its share thereof, LANDLORD shall have the option to terminate this Lease upon ninety (90) days prior written notice to TENANT unless TENANT notifies LANDLORD, in writing, within ten (10) days of receipt of LANDLORD'S termination notice that TENANT will pay for such Capital Expenditure. If LANDLORD does not elect to terminate, and fails to proceed with such Capital Expenditure, TENANT may, but shall be under no obligation to, advance such funds and deduct same, with interest, from Rent until LANDLORD' share of such costs have been fully paid. If TENANT is unable to finance TENANT'S share of any required Capital Expenditure, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse TENANT on an offset basis, TENANT shall have the right to terminate this Lease upon thirty (30) days written notice to LANDLORD."

     11. Paragraph 11.A is hereby deleted in its entirety and the following is inserted in its place:

     "A. TENANT'S MAINTENANCE: Subject to the provisions of Paragraph 10.A(2) (Compliance With Laws), 11.C (LANDLORD'S Maintenance), 17 (Destruction) and 18 (Condemnation), TENANT at its cost shall maintain, in good condition, reasonable wear and tear excepted, all interior portions of the Premises, and all windows and doors on the Premises. TENANT shall also be responsible for keeping the roof and roof drainage clean and free of debris. TENANT'S obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof for which TENANT is responsible hereunder in good order, condition and state of repair, reasonable wear and tear excepted.

     B. SERVICE CONTRACTS: TENANT shall, at TENANT'S sole expense, procure and maintain contracts, with copies to LANDLORD, in customary form and substance for, and with contractors experienced in the maintenance of the following equipment and improvements: (i) HVAC equipment; (ii) fire extinguishing systems, including fire alarm and smoke detection; and (iii) any other equipment as reasonably required by LANDLORD.

     C. LANDLORD'S MAINTENANCE: LANDLORD, at its sole cost and expense, shall maintain, in good condition, the exterior of the Building in which the Premises is located, including without limitation, maintaining the surface and structural elements of the roof in a sound and leak-free condition, and maintaining the foundations, and bearing wall(s). Except as herein provided, LANDLORD shall have no obligation to maintain the Premises.

               TENANT shall be liable for any damage to the Building in which the Premises are located resulting from the acts or omissions of TENANT or its authorized representatives."

               " and to all exterior walls and parts of the Premises"

     27. Paragraph 27.A is hereby deleted in its entirety and the following is inserted in its place:

          "A. EFFECT ON LEASE: If LANDLORD sells or transfers all or any portion of the Building, other improvements, and land of which the Premises are a part, LANDLORD, on consummation of the sale or transfer shall be released from any liability thereafter accruing under this lease, but with respect to TENANT, shall retain liability for any acts or omissions of LANDLORD or its authorized representatives accruing and written notice of which has been given to LANDLORD by TENANT prior to the date of such transfer, unless such liability is assumed by LANDLORD'S transferee in a written agreement approved by TENANT. If any security deposit or prepaid Rent has been paid by TENANT, LANDLORD can transfer the security deposit or prepaid Rent to LANDLORD'S successor and on such transfer LANDLORD shall be discharged from any further liability in reference to the security deposit or prepaid rent, provided that such transferee shall have assumed LANDLORD'S obligations hereunder in a written agreement approved by TENANT."

     31.  Paragraph 31 is deleted in its entirety.

     33. Paragraph 33 is hereby modified by adding the following phrase in the third (3rd) line after the words, "chemical process":

          "conducted by TENANT or on TENANT'S behalf"

     ADDENDUM II:   Subparagraph (1) of Addendum II is hereby modified by
deleting the phrase, "Applicable Requirements" at the end of the sixteenth
(16th) line, and adding the following in place of the deletion:

               "Laws"

                                RENT SCHEDULE A



Base Rent to be as follows:


     For Month 1 thru 12                $14,553.00
     For Month 13 thru 24               $16,008.00
     For Month 25 thru 36               $17,609.00